ACCRUED EXPENSES AND OTHER LIABILITIES (Tables)	12 Months Ended
Dec. 31, 2023
ACCRUED EXPENSES AND OTHER LIABILITIES
Schedule of accrued expenses and other liabilities

	As at December 31,
	2022	2023	2023
	RMB	RMB	US$
Accrued expenses*	75,010	387,040	54,513
Salaries and welfare payable	73,803	98,599	13,887
Business and other taxes payable	27,961	15,619	2,200
Contractual liabilities	100,802	59,408	8,367
Other payables	142,305	171,127	24,103
	419,881	731,793	103,070
*

As of December 31, 2022 and 2023, accrued expenses mainly consisted of payables for property, plant and equipment, accrued interest expense for bank and other borrowings and other accrued expenses. The addition in 2023 was mainly due to the increase in payables for hospital construction and related plants.